SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 31, 1994
                                                     --------------


                               GLEN BURNIE BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                    33-62278                  52-1782444
-------------------------------   ---------------------   ----------------------
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)


101 Crain Highway, S.E., Glen Burnie, MD                           21061
----------------------------------------                        -----------
(Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code  410-766-3300
                                                    ------------


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Item 4.  Changes in Registrant's Certifying Accountant. On April 11, 1996, the
Board of Directors of Glen Burnie Bancorp, a Maryland corporation (the "Company"), decided not to reengage Rowles & Company to review the Company's consolidated financial statements for its 1996 fiscal year. Such accountant's report on the Company's consolidated financial statements for each of its prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Rowles & Company. On June 27, 1996, the Company's Board of Directors decided to engage Trice & Geary LLC to review the Company's consolidated financial statements for its 1996 fiscal year and Trice & Geary LLC was so engaged on August 16, 1996.

On February 13, 1997, the Company provided Rowles & Company with a copy of the disclosures made above. The Company requested that Rowles & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statement made by the Company in response to this item. A copy of the response of Rowles & Company is filed as Exhibit 16 hereto.

Item 5. Other Events. The Company hereby files and incorporates herein by reference the exhibits attached hereto and described in the following item.

Item 7.  Financial Statements and Exhibits.

         13.1     1994 Annual Report To Shareholders.
         13.2     1995 Annual Report To Shareholders.
         16       Letter dated February 14, 1997 from Rowles & Company regarding change in certified public accountant.
         20       Letter to Security Holders dated February 11, 1997.
         99.1 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended March 31, 1994 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.2 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended June 30, 1994 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.3 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended September 30, 1994 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.4 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended December 31, 1994 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.5 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended March 31, 1995 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.6 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended June 30, 1995 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.7 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended September 30, 1995 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.8 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended December 31, 1995 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.9 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended March 31, 1996 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.10 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended June 30, 1996 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.11 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended September 30, 1996 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.
         99.12 FRY9C - Consolidated Reports Of Condition And Income for the quarter ended December 31, 1996 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLEN BURNIE BANCORP
                                    -------------------------
                                           Registrant

Dated:  2/13/97                          John E. Porter
                                    -------------------------
                                           Signature

                                    Name : John E. Porter
                                    Title: Treasurer

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
                                INDEX TO EXHIBITS
====================================================================================================
Exhibit No.    Item                                                               Beginning Page No.
----------------------------------------------------------------------------------------------------
13.1           1994 Annual Report To Shareholders                                          7
----------------------------------------------------------------------------------------------------
13.2           1995 Annual Report To Shareholders                                         43
----------------------------------------------------------------------------------------------------
16             Letter dated February 14, 1997 from Rowles &                               67
               Company regarding change in certified public accountant.
----------------------------------------------------------------------------------------------------
20             Letter to Security Holders dated February 11, 1997                         68
----------------------------------------------------------------------------------------------------
99.1           FRY9C - Consolidated Reports Of Condition And Income for the               69
               quarter ended March 31, 1994 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.2           FRY9C - Consolidated Reports Of Condition And Income for the               97
               quarter ended June 30, 1994 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.3           FRY9C - Consolidated Reports Of Condition And Income for the              125
               quarter ended September 30, 1994 filed with the Federal Reserve
               Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.4           FRY9C - Consolidated Reports Of Condition And Income for the              153
               quarter ended December 31, 1994 filed with the Federal Reserve
               Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.5           FRY9C - Consolidated Reports Of Condition And Income for the              181
               quarter ended March 31, 1995 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.6           FRY9C - Consolidated Reports Of Condition And Income for the              210
               quarter ended June 30, 1995 filed with the Federal Reserve Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.7           FRY9C - Consolidated Reports Of Condition And Income for the              238
               quarter ended September 30, 1995 filed with the Federal Reserve
               Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.8           FRY9C - Consolidated Reports Of Condition And Income for the              267
               quarter ended December 31, 1995 filed with the Federal Reserve
               Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.9           FRY9C - Consolidated Reports Of Condition And Income                      297
               for the quarter ended March 31, 1996 filed with the Federal
               Reserve Bank of Richmond, Virginia for the Company and
               its subsidiaries
----------------------------------------------------------------------------------------------------
99.10          FRY9C - Consolidated Reports Of Condition And                             326
               Income for the quarter ended June 30, 1996 filed with the
               Federal Reserve Bank of Richmond, Virginia for the Company and
               its subsidiaries
----------------------------------------------------------------------------------------------------
99.11          FRY9C - Consolidated Reports Of Condition And Income for the              355
               quarter ended September 30, 1996 filed with the Federal Reserve
               Bank of Richmond, Virginia for the Company and its subsidiaries
----------------------------------------------------------------------------------------------------
99.12          FRY9C - Consolidated Reports Of Condition And Income for the              384
               quarter ended December 31, 1996 filed with the Federal Reserve
               Bank of Richmond, Virginia for the Company and its subsidiaries
====================================================================================================